Filed Pursuant to Rule 497(k)
Registration No. 333-17391; 811-07959

Logan Capital Broad Innovative Growth ETF

(Ticker: LCLG)
(the “Fund”)

Listed on NYSE Arca, Inc. (the “Exchange”)

Supplement dated August 10, 2026 to the Summary Prospectus dated August 28, 2025

Based on the recommendation of Logan Capital Management, Inc. (the “Adviser”), on March 20, 2026, the Board of Trustees of Advisors Series Trust approved a change to the Logan Capital Broad Innovative Growth ETF (the “Fund”) name and corresponding revisions to the description of the Fund’s principal investment strategies to reflect the change in the Fund’s name to the Logan Capital Large Cap Growth ETF.

Accordingly, effective on August 28, 2026, the Fund’s name will change from the Logan Capital Broad Innovative Growth ETF to the Logan Capital Large Cap Growth ETF.

Please retain this Supplement with your Summary Prospectus for reference.